Exhibit 99.1

October 26, 2010

EMCORE Corporation
2010 SRA Annual Fall Growth Stock Conference
Christopher Larocca, Chief Operating Officer
Mark Weinswig, Chief Financial Officer

Statements in this presentation which are not historical facts, and the assumptions underlying such statements, constitute "forward-looking statements" and assumptions underlying "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934 including, but not limited to statements regarding, (a) future product introductions and performance metrics, (b) 2010 and other future financial performance, and (c) future development and growth in the Company’s markets. Readers should carefully review the risk factors set forth in EMCORE's Annual Report on Form 10-K for the fiscal year ended
September 30, 2009, other reports filed with the SEC from time to time for a list of factors that could cause our business prospects, financial condition,
operating results and cash flows to be materially adversely affected .   These
forward-looking statements are made as of October 26, 2010, and EMCORE does not assume any obligation to update these statements.

These forward-looking statements are based on management’s current expectations or beliefs as of October 26, 2010 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.
“Safe Harbor” Statement

3

EMCORE’s Business Units
Global Communications and Power at the Speed of Light
Fiber Optic Components &
Systems for Broadband, 10G
Ethernet, Datacom & Telecom
DataCom Component
Telecom Component
10 GE TRx (LX4, CX4)
Parallel Optical TRx
Fiber Optics
Broadband (EBB)
CATV Tx/Rx
FTTx Tx, PON TRx
RF over fiber links
Fiber-optic gyro
Video Transport
Space and Terrestrial
Solar Power Based on
Multi-Junction Solar Cells
Photovoltaics
Solar Power (EPV)
Space Solar Cells
Space Solar Panels
CPV Solar Cells
Emcore Solar
Power (ESP)
Solar Power System
Based on CPV Cells

XM-4 Radio
GEO - Boeing 702
Solar Cell Technology & Applications

▪ Space Solar Cells
 ▪ Highest efficiency commercially available space solar cells in the industry
 ▪ Currently offer six generations of space solar cell with minimum average efficiency of 27.0% to 29.5%
 ▪ Lowest solar cell mass of 84 mg/cm2 and are fully space-
 qualified with proven flight heritage
▪ Satellite Solar CiC Assemblies
 ▪ Highest efficiency commercially available CiCs in the industry
 ▪ Extensive flight heritage for LEO, MEO, GEO and interplanetary missions
▪ Satellite Solar Panels
 ▪ Fully tested and wired for integration into solar array assemblies
 ▪ Manufactured and tested per mission profile requirements in a modern Class-10,000 clean room manufacturing high-bay under continuous temperature and humidity environmental control
Overview of Space Solar Products

▪ Current Status
 ▪ Significant improved financial performance through cost reductions
 ▪ Robust visibility: $126M new orders booked in 2009
 ▪ Strong position (with >50% market share) to serve the commercial satellite markets
 ▪ Outstanding reliability tracking record (zero failure for over 70 launched missions) and customer recognition (numerous supplier excellence awards)
▪ Growth Strategy
 ▪ Expand government and defense programs through establishment of Trusted Supplier Status
 ▪ Provide more value added products to customers, e.g., solar panels instead of solar cells
 ▪ Develop other applications enabled by the high efficiency of multi-junction solar cells
▪ Major Customers
Industry Leader within Space Market

▪ CPV's energy production is directly
 related to the amount of DNI available
▪ To capture DNI, CPV systems require 2-
 axis tracking to remain in direct line of
 sight with the sun
▪ “Sweet spots” for CPV products are
 geographic areas with optimal DNI
 conditions and/or attractive incentive
 programs such as Spain, Italy, China,
 India, Australia, UAE and southwestern
 U.S. states
CPV Receiver Module
Solar Flux
(1x)
Fresnel Lens
Solar Flux
(500x-1000x)
Direct Normal Irradiance
Concentrator Photovoltaics (CPV)

CPV Solar Cells - 60 1x1 cm2
solar cells on a 4” wafer
CPV Solar Cell Receiver - 1x1 cm2 cell
mounted on a heat sink with electric
connectors and a by-pass diode
Gen-III CPV Module - 15 1x1 cm2 CPV
solar cells integrated with 1,090X Fresnel
lens, producing 450W power
Gen-III CPV System - 36 CPV modules on
a tilt-and-roll tracker producing 16.2 kW power
• System operating on sun for approximately 7 months
• Ramping up production tooling and qualification (IEC,
CEC)
• Very competitive cost platform allowing pricing against
silicon and thin film in areas with high DNI
• Clear roadmap for continued cost reductions through
increases in cell efficiencies, material costs, and system
optimization
Only Vertically Integrated CPV Supplier

Key Advantages of CPV Technology
Module Efficiency
▪ EMCORE Solar's leading efficiencies increase energy density, which lowers per watt land acquisition costs
▪ EMCORE Solar’s capex expansion costs are a fraction of competitive technologies
Source: Wall street research, company filings, EMCORE Solar management estimates
Gen III
29%
-
30%
15
-
20%
10
-
12%
6
-
8%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
c
-
Si
CdTe
a
-
Si
Source: Wall street research, company filings, EMCORE Solar management estimates
Gen III
Capex per Watt
$0.18
$0.90
$2.00
$
2.00
-
$2.50
s
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
CdTe
a
-
Si
c
-
Si

CPV Solar Cell Technology Roadmap

2005
2006-2007
2011 P
33.0%
Concentrator
Triple Junction
(CTJ)
36.0%
2nd Generation
Concentrator
Triple
Junction
(CTJ2)
42.0%
Inverted
Meta-
Morphic
(IMM)
39.0%
3rd Generation
Concentrator
Triple
Junction
(CTJ3)
45.0%
2nd
Generation
(IMM2)
2012 P
30.0%
32.5%
35.0%
37.5%
40.0%
42.5%
45.0%
2008-2010
Year
45.0% - 50.0%
3rd
Generation
(IMM3)
>2013 P
Year-End Average Cell Efficiency
47.5%
50.0%

1550nm Transmitters,
Video Receivers,
PON Transceivers,
EDFA’s
RF Satellite Links
Tx/Rx/Delay Lines,
FOG’s, THz, Lithium
Niobate Devices
Analog Video,
HDTV/DTV Video, Mobile
Video and
IP Transport
CATV Transmitters &
Receivers, Subassembly
Boards, Lasers,
Photodiodes
SPECIALTY
VIDEO
FTTx
CATV
Comprehensive Broadband Products

● 2.5 & 5Gb/s per ch parallel
 Optic Tx / Rx in SNAP-12
● 4-lane parallel TxRx OMC
● TxRx-based optical cable
● 10 Gb/s VCSELs & PDs
● 10Gb/s DFB & PDs
● GPON TO Cans
● 1-10 Gb/s TOSA/ROSA
Components
LAN / SAN
Parallel Optics
Telecom Transport
Telecom / Datacom Products
● Xenpak/X2 LX4, CX4, LR,
 SR, ER TxRxs
● 1/2/4 Gb/s SFF/SFP TxRx
● SFP+ and XFP TxRxs

Fiber Optics Growth Strategy
▪ Grow Business through Disruptive New Products
 ▪ Tunable XFP transceivers and tunable TOSAs
 ▪ m-ITLA for 40 and 100 Gb/s Telecom transponders
 ▪ CXP pluggable modules and active cables based on parallel optic engines
 ▪ Full-band Unicast QAM transmitters for HFC infrastructure
 ▪ R-FOG transceivers to increase the bandwidth of HFC network
 ▪ Fiber optic gyro transceivers
▪ Expand Market Share of Current Product Portfolio
 ▪ Nine product lines are being qualified by a leading OEM located in China
 ▪ Increase penetration to international customer base
▪  Grow Optical Components by Leveraging Low-cost Manufacturing Base
 ▪ PON components
 ▪ LAN/SAN optical components

Key Investment Considerations
▪ Space Solar
 ▪ Market and technology leader
 ▪ Robust visibility & growth potential through government programs
▪ Terrestrial CPV Solar
 ▪ The only vertically integrated player from “cell-through-system”
 ▪ Low-cost manufacturing through JV and advanced technology roadmap enabling price competitiveness and business growth
▪ Broadband Fiber Optics
 ▪ Market and technology leader
 ▪ CATV infrastructure upgrade continues within the HFC network
▪ Telecom/Datacom Fiber Optics
 ▪ Launch of disruptive tunable laser technology platform
 ▪ New product introduction to capture new markets and applications
The Company Is Poised to Grow and Deliver Improved Profitability

October 26 2010

EMCORE Corporation
2010 SRA Annual Fall Growth Stock Conference
Christopher Larocca, Chief Operating Officer
Mark Weinswig, Chief Financial Officer